THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2008

Effective July 2008, Kevin O'Hare, a Director of the Investment Manager and portfolio manager/analyst on the Emerging Markets Equity team, will relinquish his role as a member of the portfolio management team for Lazard Emerging Markets Equity Portfolio to pursue a new product leadership role within the Investment Manager.

FUND MANAGEMENT

Portfolio Management

The following information replaces any contrary information contained in the Prospectus.

Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), Erik McKee (since July 2008) and John R. Reinsberg†

†    As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio.

Biographical Information of Principal Portfolio Managers

The following information supplements the biographical information contained in the Prospectus.

Erik McKee, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. McKee was with Bank of America and Unibanco in Sao Paulo, Brazil.

July 14, 2008